UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) Of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2022

First Capital International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26271	76-0582435
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5829 W Sam Houston Pkwy N, Suite 405

Houston, Texas 77041

(Address of principal executive office) (Postal Code)

(713) 629-4866

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01         Changes in Registrant’s Certifying Accountant.

(a) On February 19, 2022, First Capital International, Inc. (“First Capital,” “we” or “our”) accepted the resignation of MaloneBailey, LLP as First Capital’s independent registered public accounting firm, effective as of February 19, 2022.

The report of MaloneBailey, LLP on First Capital’s financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except with respect to an explanatory paragraph which indicated that there was substantial doubt about our ability to continue as a going concern. During the years ended December 31, 2020 and 2019, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between First Capital and MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of MaloneBailey, LLP would have caused MaloneBailey, LLP to make reference thereto in its reports on the financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses in internal controls over financial reporting communicated to First Capital.

We delivered a copy of this current report on Form 8-K to MaloneBailey, LLP and requested that a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in response to this Item 4.01 and, if not, stating the respects in which it does not agree. MaloneBailey, LLP responded with a letter dated February 23, 2022, a copy of which is annexed hereto as Exhibit 16.1, stating that MaloneBailey, LLP agrees with the statements set forth above.

(b) Also on February 19, 2022, First Capital engaged BF Borgers CPA PC as First Capital’s independent registered public accounting firm for the year ending December 31, 2021.

During the years ended December 31, 2020 and 2019, neither First Capital, nor anyone on First Capital’s behalf, consulted with BF Borgers CPA PC regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on First Capital’s financial statements, and neither a written report nor oral advice was provided to First Capital that BF Borgers CPA PC concluded was an important factor considered by First Capital in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit

16.1	Letter dated February 23, 2022 from MaloneBailey, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL INTERNATIONAL, INC.

/s/ Alex Genin
By: Alex Genin
Date: March 2, 2022	Chief Executive Officer